BLACKROCK FUNDS III
BlackRock Cash Funds: Treasury
(the “Fund”)
Supplement dated March 14, 2024 to the Capital Shares, Premium Shares, Select Shares, SL Agency Shares and Trust Shares Summary Prospectuses and Prospectuses of the Fund, as applicable, each dated April 28, 2023, as supplemented to date:
The section of each of the Capital Shares, Premium Shares, Select Shares and Trust Shares Summary Prospectuses and Prospectuses entitled “Key Facts About BlackRock Cash Funds: Treasury—Performance Information” and “Fund Overview—Key Facts About BlackRock Cash Funds: Treasury—Performance Information” is hereby amended to delete the Average Annual Total Returns table in its entirety and replace it with the following:

For the periods ended 12/31/22 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Cash Funds: Treasury — SL Agency Shares	1.58%	1.19%	0.71%
MFR Treasury and Repo Institutional Average	1.41%	1.02%	0.58%
The section of the SL Agency Shares Prospectus entitled “Fund Overview—Key Facts About BlackRock Cash Funds: Treasury—Performance Information” is hereby amended to delete the Average Annual Total Returns table in its entirety and replace it with the following:

For the periods ended 12/31/22 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Cash Funds: Treasury — SL Agency Shares	1.58%	1.19%	0.71%
MFR Treasury and Repo Institutional Average	1.41%	1.02%	0.58%
Shareholders should retain this Supplement for future reference.
PR2‑CF‑0324SUP